Exhibit 99.1

QUANTUM CYBER

● NASDAQ · QUCY

CORPORATE PRESENTATION · JULY 2026

Autonomous defense built for the next war.

A US-listed autonomous defense platform turning its roadmap into owned assets - a plant, signed IP, and a live procurement pipeline.

AIR ◆ GROUND ◆ MARITIME ◆ BEYOND · AI ORCHESTRATION

NORWALK, CT · QUANTUM CYBER N.V. JULY 2026

Disclaimer & forward-looking statements This presentation has been prepared by Quantum Cyber N.V. (Nasdaq: QUCY, formerly Mainz Biomed N.V.) (the "Company," "us," "our," "Quantum Cyber," or "QUCY") for information purposes only as a high-level summary, and cannot replace and is qualified in its entirety by the Company's reports and filings with the U.S. Securities and Exchange Commission (the "SEC"). This presentation does not constitute or form part of, and should not be construed as, an offer to sell or a solicitation of an offer to buy any securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. No securities may be offered or sold except pursuant to an effective registration statement or an applicable exemption from registration. Many statements in this presentation, as well as oral statements that may be made by the Company or by its officers, directors or employees, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the Company's business strategy and product roadmap, flagship and tri-domain autonomous platforms, intellectual-property estate, customer pipeline, letters of intent, vertical-integration and U.S. manufacturing plans, the operations of its subsidiaries including Quantum Drones Corporation, total addressable and serviceable market sizes, and the potential terms, timing and pricing of any future offering. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, including the risks described in the Company's most recent Annual Report on Form 10-K and its subsequent filings on Forms 10-Q and 8-K. All statements other than statements of historical fact are forward-looking. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Certain market, industry and competitive data, including market sizes, growth rates, valuations and peer comparisons, are based on third-party sources, public filings and the Company's own estimates and assumptions; such information has not been independently verified and is inherently uncertain. Peer and valuation comparisons are illustrative only, and QUCY is not directly comparable in scale, revenue, or stage to the companies referenced. Product specifications, timelines, letters of intent and pipeline references remain subject to change, definitive documentation and customary conditions. All images, renderings, diagrams and visual elements in this presentation are for illustrative and conceptual purposes only. They are design and presentation components, do not necessarily depict actual products, hardware, configurations, performance or operating conditions, and should not be relied upon as accurate or realistic representations of any current or future product. Nothing in this presentation constitutes legal, tax, financial, investment or accounting advice or a recommendation regarding any securities. Past performance is not indicative of future results. Trademarks, service marks and trade names are the property of their respective owners. This presentation is intended solely for the recipient, and may not be reproduced, redistributed or disclosed, in whole or in part, without the Company's prior written consent. 0 2 · I M P O R T A N T D I S C L O S U R E S N A S D A Q · Q U C Y Quantum Cyber N.V. - Corporate Presentation, June 2026. 02 / 21

03 · INVESTMENT THESIS NASDAQ · QUCY

Investment thesis

Why Quantum Cyber, why now

A US-listed, pure-play autonomous defense platform - frontline-proven, vertically integrated, and aligned to a Pentagon procurement step-change.

Battle-Validated Autonomy

Designs proven on the Ukrainian front in active electronic-warfare conditions - combat-tested, not laboratory concepts.

One Platform, Three Domains

A single QC-Core AI brain drives air, ground, and maritime systems. Single-domain rivals cannot match the unit economics.

Owned & Licensed IP, US Supply Chain

Eight filed patent positions plus a signed exclusive quantum-antenna license, and an owned US manufacturing facility acquired July 2026.

(6 provisional, 1 pending, 1 USPTO-filed)

Contract-Ready & Public

LOIs signed with General Cherry (combat-proven Ukrainian drone maker) & SOCOM, being routed through Quantum Drones Corp. Clean Nasdaq vehicle - 22.7M shares, zero debt, no warrants.

Quantum Cyber public filings and press releases, May 2026. General Cherry profile per company disclosures and public defense-press reporting, 2025-2026.

03 / 21

04 · LEADERSHIP & BOARD
NASDAQ · QUCY

Operators and policy makers - across capital, defense, and intelligence.

CHIEF EXECUTIVE

DAVID LAZAR

CEO

Public-company operator with a track record of repositioning US-listed entities into thesis-driven platforms. Architect of the Mainz Biomed transition.

CHIEF FINANCIAL

BILL CARAGOL

CFO

CFO/COO across multiple Nasdaq-listed technology and security companies. Capital markets, M&A, and SEC reporting depth.

CHAIRMAN

ROBERT LISCOUSKI

CHAIRMAN

First-ever US Assistant Secretary for Infrastructure Protection at DHS (2003). Co-founder, Quantum Computing Inc. (Nasdaq: QUBT). Former senior counter-terror official.

DIRECTOR · PRESIDENT, QDC

PETER O'ROURKE

INDEPENDENT DIRECTOR

Former Acting US Secretary of Veterans Affairs (2018). USAF officer 1998-2006; US Navy, USS Abraham Lincoln 1990-94. Chairman, NVAC; Lead Independent Director, ProFusa.[1]

BACKGROUNDS & PRIOR AFFILIATIONS

DEFENSE & INTELLIGENCE

DHS, VA, USAF, USN, and national-security backgrounds across the senior team.

Homeland Security

CAPITAL MARKETS

Multiple Nasdaq-listed company tours of duty in CEO, CFO, and Chair roles.

QUANTUM & FRONTIER TECH

Co-founder of Quantum Computing Inc. (Nasdaq: QUBT) on the board - direct operating experience in the adjacent sector.

QCi

1. Company press release, "Quantum Cyber Appoints Peter O'Rourke to the Board," May 14, 2026 (globenewswire.com). Logos denote prior affiliations of team members, not endorsement.

04 / 21

◆ 05 · THE TEAM

NASDAQ · QUCY

Forged in combat.
Engineered for the next war.

Our engineering team is composed of Ukrainian and Israeli engineers with five years of combat experience in active electronic-warfare environments - among the world's most experienced architects of autonomous combat systems.

The autonomy that wins is the autonomy that has already survived contact. Combat-tested engineering is the moat competitors cannot hire their way into.



Quantum Cyber engineering organization.

05 / 21

06 · PARADIGM SHIFT
NASDAQ · QUCY

Warfare reinvents itself once a generation.

The cavalry charge gave way to massed firepower, then to armor and precision. Today the manned, exquisite platform is giving way to autonomous, attritable mass - a structural change, not a cyclical one.

Quantum Cyber is building the platform to capture this one - the autonomy layer turning attritable mass into fielded combat power.



1815		1914		1939		1991		Today
Cavalry	→	**Firepower**	→	**Armor**	→	**Precision**	→	**Autonomy**
Man & horse		Trench & artillery		The tank		Guided munitions		Attritable mass

Compressed Action Chains

Sense, decide, and strike collapse into seconds at the edge - faster than human-in-the-loop platforms can react.

Swarm Superiority

Coordinated, attritable mass overwhelms exquisite single-platform defenses. The unit of force is the swarm.

Asymmetric Economics

Thousand-dollar effectors neutralize million-dollar targets. The cost curve has inverted toward software-defined autonomy.

Doctrine framing - the structural shift to autonomous, attritable systems.

06 / 21

07 · ASYMMETRIC WARFARE · UKRAINE LESSONS
NASDAQ · QUCY

Ukraine proved the attritable-autonomy doctrine.

Direct cooperation with the Ukrainian military and leading UAS producers - our designs are battlefield-validated, not laboratory-validated.

Volume beats precision

01

$500 drones neutralized $3M armor. The attrition math favors the autonomous swarm.

GPS-denied nav is mandatory

02

Russian jamming made GNSS unreliable within 20 km of the front. AI navigation is the baseline.

Swarm coordination wins

03

Multi-vector attack overwhelms point defense. Autonomous mesh beats centralized command.



$500 drones vs. **$3M** armor

QUCY COMPETITIVE EDGE

- → Battle-tested electronic-warfare countermeasures integrated into QC-Nav
- → Real engagement data drives SWARM-X doctrine and QC-Swarm algorithms
- → FALCON 55 VTOL design informed by loitering-munition survivability analysis
- → Ukraine cooperation pre-qualifies for NATO FMS and allied procurement

Ukrainian MoD engagement data; BP United field reports; Company IP filings.

07 / 21

◆ 08 · DOCTRINE INFLECTION

NASDAQ · QUCY

US doctrine has shifted to attritable autonomy.

The Pentagon's FY27 budget request reshapes the autonomous-systems portfolio - the Defense Autonomous Warfare Group (DAWG) line alone, a single SOCOM program that absorbed Replicator, scales more than two orders of magnitude in one cycle: roughly $1B in the base budget plus ~$53.6B in reconciliation.

FY26 APPROPRIATED

$226M

Single DAWG line, inaugural fiscal year.

→ ~242×

FY27 REQUEST

$54.6B

Single DAWG line: ~$1B base plus ~$53.6B reconciliation.

REPLICATOR

Mass-produced attritable autonomous systems across multiple domains.

CCA PROGRAM

Collaborative Combat Aircraft - manned-unmanned teaming at scale.

DRONE INDUSTRIAL BASE E.O.

2025 Executive Order to expand domestic small-UAS production capacity.

DoD FY2027 President's Budget, RDT&E justification - Defense Autonomous Warfare Group (DAWG) program element, within SOCOM and successor to Replicator: $225.9M (FY2026) to $54.6B (FY2027 request), ~$1B base plus ~$53.6B reconciliation. Same program line year over year, not an aggregate of separate programs.

08 / 21

09 · POLICY TAILWINDS
NASDAQ · QUCY

Policy tailwinds pulling demand forward.

Defense modernization, autonomous adoption, and post-quantum security are accelerating the market backdrop.

Autonomous Warfare Is a Priority

Procurement shifting to scalable, low-cost, rapidly deployable unmanned systems across air, land, and sea.

Counter-UAS Spending Is Rising

Drone proliferation driving investment in detection, interdiction, and force protection.

Post-Quantum Security Mandate

NIST has finalized core PQ encryption standards. Cyber resilience now central to next-gen defense.

Domestic & Allied Supply Chains

NDAA-aligned procurement excludes foreign incumbents - trusted US manufacturing is required.



WHAT THIS MEANS FOR QUCY

QUCY is built for exactly what allied forces now need - battle-tested autonomy, US manufacturing being stood up to meet demand, and engineering drawn from real frontline experience.

ALIGNED TO ALLIED NEEDS · ACCELERATING US MANUFACTURING · REAL COMBAT KNOWLEDGE

Sources: whitehouse.gov; Mordor Intelligence; NIST.

09 / 21

Three structural markets - all expanding through 2030. Quantum Cyber aims to address all three with a unified hardware, software, and IP stack - sold through US, NATO, and Gulf government channels. COUNTER-UAS $10.6B by 2030 27.2% CAGR From $3.1B in 2025 - base defense, critical infrastructure protection, and battlefield C-UAS demand. 1 MILITARY UAS $27.4B by 2030 11.9% CAGR Strike, ISR, and loitering-munitions. Small-UAS and one-way-attack drones are the fastest-growing sub-segments. 2 NAVAL MCM $4.3B by 2030 6.2% CAGR Mine countermeasures market scaling as navies replace legacy MCM vessels with autonomous systems - mine warfare is the highest-asymmetry threat to chokepoints like the Strait of Hormuz. 3 1 0 · M A R K E T O P P O R T U N I T Y N A S D A Q · Q U C Y 1. Quantum Cyber company disclosures, Counter-UAS Market ($3.1B 2025 → $10.6B 2030) · 2. Mordor Intelligence, Military UAV Market ($27.4B by 2030) · 3. Research & Markets, Mine Countermeasures (MCM) Market ($3.2B 2025 → $4.3B 2030, 6.2% CAGR), Jan 2026 10 / 21

11 · TRI-DOMAIN AUTONOMOUS PLATFORM
NASDAQ · QUCY

One AI brain.
Three domains.

Envisioning a single, quantum-accelerated AI platform and common control module drives air, ground, and maritime systems - collapsing training, logistics, and integration cost.

QC-Core
SHARED AUTONOMY BRAIN

QC-Swarm | QC-Nav | QC-Sense | QC-Shield

AIR DOMAIN
Aerial Systems

- SWARM-X autonomous swarm drone
- FALCON 55 high-speed VTOL
- BP United strike drone (25 km+)
- Counter-UAS interceptor (350 kph)
- Sky-Eye aerial repeater

GROUND DOMAIN
Ground Systems

- GUARDIAN-X autonomous UGV
- Autonomous patrol & perimeter
- Logistics & medevac operations
- Counter-UAS ground node
- Tethered UAV relay host

MARITIME DOMAIN
Maritime Systems

- Autonomous mine-countermeasure USV (AMDRSES)
- Aerial naval mine detection
- Autonomous decoy escort
- Strait of Hormuz / littoral ops
- Persistent ISR surface patrol

Product specifications per Company press releases and BP United Corp IP portfolio, 2026.

11 / 21

12 · FLAGSHIP PLATFORMS

NASDAQ · QUCY

Contract-ready platforms - LOIs signed with General Cherry & SOCOM.



SWARM-X

AUTONOMOUS SWARM DRONE

$500 per unit · min order 100

AUTONOMY	Full - no GNSS dependency
COMMS	Mesh - degraded-EM resilient
PAYLOAD	Configurable kinetic / ISR
STATUS	LOI signed - General Cherry & SOCOM



FALCON 55

HIGH-SPEED VTOL UAS

$70,000 per unit

CONFIGURATION	Vertical take-off & landing
PROFILE	High-speed strike / ISR
RANGE	Extended - GPS-denied nav
STATUS	LOI signed - General Cherry & SOCOM

Anchor license: exclusive rights to the BP United autonomous strike-drone platform (25 km+ range) anchor the flagship line - combat-proven hardware paired with the QC-Core autonomy stack.

Flagship platform held under an exclusive worldwide license and collaboration agreement with BP United Corp (platform IP licensed, not owned); QUCY to own manufacturing.

12 / 21

13 · GROUND & MARITIME PLATFORMS
NASDAQ · QUCY

Beyond air - autonomous ground & maritime force multipliers.


UGV

GUARDIAN-X

AUTONOMOUS UGV

PROVISIONAL PATENT FILED

All-terrain unmanned ground vehicle for autonomous patrol, logistics, medevac, and perimeter defense in denied environments.

- Fully autonomous - no operator required
- Amphibious all-terrain mobility
- Configurable medical / logistic / kinetic payload
- Counter-UAS sensor integration
- Common QC-Core module - shared with UAS



AMDRSES

MARITIME USV

PROVISIONAL PATENT FILED

Autonomous Maritime Decoy, Route-Scan & Escort Surface Vessel - built for the US Navy's highest-asymmetry gap: mine warfare and littoral ISR.

- Autonomous mine countermeasures - no diver / ROV
- Decoy escort for high-value naval assets
- Aerial mine detection - >85% identification
- Strait of Hormuz / littoral threat focus
- Common QC-Core module - tri-domain commonality

Specifications per provisional patent applications, 2025-2026.

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14 · INTELLECTUAL PROPERTY PORTFOLIO

NASDAQ · QUCY

Eight filed patent positions + one signed exclusive license - every domain, every decision-chain layer.

BP United Corp / Quantum Cyber combined patent portfolio - all provisional or pending filings, 2025-2026. Proprietary and exclusively licensed positions.

01
MARITIME
Aerial Naval Mine Detection
Moored & bottom-mine ID at >85% probability. Autonomous MCM without diver or ROV.
USPTO FILED

02
CROSS-DOMAIN
EMP-Shielding Filament
3D-printable composite hardening airframes & ground electronics against EMP / HPM.
PATENT PENDING

03
PROPULSION
Coaxial Dual-Propellant Motor
Solid-propellant coaxial dual-fuel motor powering missile & intercept stacks.
PROV. FILED

04
COMMS
Tethered Aerial Comms Relay
Persistent tethered UAV for line-of-sight comms relay at fixed & mobile sites.
PROV. FILED

05
MARITIME
AMDRSES Maritime USV
Autonomous mine-countermeasure, decoy & escort surface vessel. Hybrid AI + acoustic sensing.
PROV. FILED

06
GROUND
GUARDIAN-X Autonomous UGV
All-terrain unmanned ground vehicle for autonomous patrol, medevac & logistics.
PROV. FILED

07
C-UAS
Counter-UAS Fragmenting Projectile
Precision-fused fragmenting round for kinetic intercept of small UAS targets.
PROV. FILED

08
MUNITIONS
ProxiCap Smart Fuze (40 mm)
Proximity-fuzed smart-fuze retrofit for M32A1 MGL - software-defined detonation.
PROV. FILED

PHOTONICS · LICENSED IP
Project LightShift - Quantum Photonic Array License
EXCLUSIVE LICENSE - SIGNED (JUN 2026)

Patent status per USPTO filing and BP United Corp provisional applications, 2025-2026.

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◆ 15 · THE QUANTUM ADVANTAGE
NASDAQ · QUCY



The quantum layer is now contractual.

An exclusive worldwide license to Project LightShift's patent-protected quantum photonic array technology (signed June 11, 2026), feeding the QC-Core stack.

R&D ROADMAP

QAOA
Routing Optimization
Quantum Approximate Optimization for real-time multi-agent path planning and target assignment under degraded comms.

QRL
Adaptive Control
Quantum Reinforcement Learning for behavioral adaptation against jamming, spoofing, and counter-autonomy attacks.

RF SENSE
Quantum-Enhanced Antenna
Research program on quantum-enhanced RF sensing for low-SNR detection of small, slow, low-altitude UAS threats.

✓ Classical-hardware capability today; quantum antenna in development. QC-Core - QC-Swarm, QC-Nav, QC-Sense, QC-Shield - runs on classical hardware now, portable to NISQ accelerators.

NISQ: Noisy Intermediate-Scale Quantum · SNR: Signal-to-Noise Ratio. Project LightShift exclusive worldwide license signed June 11, 2026.

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16 · US MANUFACTURING FACILITY · VERTICAL INTEGRATION
NASDAQ · QUCY

We now own a US defense manufacturing facility.

Facility in Bridgeport, Connecticut acquired July 2026 - the manufacturing base for a vertically integrated, NDAA-compliant US production stack, reducing foreign bottlenecks.

PLANNED VERTICAL-INTEGRATION ROADMAP

01
Materials & Machining
CNC, stamping & precision machining of structural components in-house.

→

02
Propulsion
Coaxial dual-propellant motors for strike & intercept.

→

03
Airframe
Composite layup with EMP-shielded filament printing.

→

04
Autonomy & Electronics
Flight-control, sensor & comms stacks built and tested.

→

05
Final Test & Delivery
Acceptance, environmental qual & FAT before delivery.

BRIDGEPORT, CONNECTICUT
Owned US Facility
CNC, stamping & precision-machining plant acquired July 2026 - the manufacturing base for NDAA-compliant production.

NEVADA-INCORPORATED
Quantum Drones Corp
US contracting vehicle - FOCI-eligible, with direct access to DIU, SOCOM & DHS and a posture primed for allied FMS.

NDAA Section 1245 and Buy American provisions make US manufacturing a precondition for the FY26-FY27 procurement cycle.

Company press release, "Quantum Cyber Announces US Manufacturing Complex," May 28, 2026 (globenewswire.com); facility acquisition, Bridgeport, CT, July 2026.

16 / 21

17 · THE FACTORY

NASDAQ · QUCY

NEW · DOMESTIC PRODUCTION

Bridgeport: from announcement to address.

Quantum Drones Corporation closed the acquisition of a ~50,000 sq ft industrial facility at 38 Union Avenue, Bridgeport, CT, on July 15, 2026 - the operating foundation for domestic, at-scale autonomous production.

01

~50,000 sq ft

Owned Industrial Facility

1.09-acre site, direct I-95 access.

02

$2.3M

Real-Property Purchase Price

Closed July 15, 2026. Separate asset-purchase agreement covers installed equipment.

03

~$2.09M

Open Purchase Orders

Assumed with the acquisition, now at Quantum Drones Corp.

Legacy orders are not related to the drone business.

04

100,000 drones/yr

Targeted Annual Capacity

Across kamikaze, interceptor, surveillance, VTOL, and PHANTOM-950 lines.

Management projection upon full buildout; not a binding commitment.

NDAA Section 1245 and Buy American make domestic production a precondition for the FY26-FY27 procurement cycle. QUCY now owns the infrastructure.

Company press releases, June 8 / June 29 / July 6 / July 16, 2026 (globenewswire.com).

17 / 21

18 · EXECUTION TIMELINE NASDAQ · QUCY

We said what we'd do. Here's the record.

MAR 2026

Ticker Change
MYNZ → QUCY; strategic pivot to autonomous defense.

MAY 2026

$15M Raised
Full warrant exercise; all debt retired.

JUN 11, 2026

License Signed
Definitive exclusive quantum-antenna license (Project LightShift).

JUN 12, 2026

ATM Terminated
At-the-market facility terminated - dilution lever removed.

JUN 29, 2026

Bridgeport Agreements
Definitive agreements to acquire the Bridgeport facility.

JUL 8, 2026

US Army Down-Select
Confidential white paper submitted to a live US Army down-select.

JUL 15, 2026

Acquisition Closed
Bridgeport facility acquisition closed - plant owned.

Seven milestones, one quarter - each dated, closed, or filed.

Company press releases and public filings, March - July 2026 (globenewswire.com).

18 / 21

19 · COMPETITIVE DIFFERENTIATION

NASDAQ · QUCY

Six moats - no single competitor has all of them.

01

Frontline-Proven Platforms

Ukraine-tested designs - real EW, real jamming, real attrition economics. Not lab concepts.

02

Tri-Domain Commonality

One QC-Core AI stack across air, ground & maritime. Competitors are single-domain - lower unit cost, higher lifetime value.

03

Filed Patent Portfolio

Provisional & pending patents across munitions, maritime, comms & propulsion - filed IP positions spanning every layer.

04

Vertically Integrated

Raw aluminum to finished system, being brought in-house: ALS smelter, CNC, ATF explosives license - designed to reduce foreign bottlenecks.

05

US Contracting Vehicle

Quantum Drones Corp - Nevada-domiciled, FOCI-eligible. Direct access to DIU, SOCOM & DHS; primed for allied FMS.

06

Nasdaq Public Platform

22.7M shares, zero debt, no warrants. A clean public vehicle for acquisitions and institutional scale.

Competitive analysis based on public filings, IP portfolio, and BP United Corp operational history.

19 / 21

20 · PUBLIC PLATFORM & CAPITAL STRUCTURE NASDAQ · QUCY

A clean public platform - built to execute and to scale.

A debt-free, warrant-free Nasdaq vehicle with a tight float - the structural advantage a contract-stage defense platform needs to scale.

COMPANY SNAPSHOT

Nasdaq · QUCY
Ticker change effective March 12, 2026 (f/k/a MYNZ).

Quantum Cyber N.V.
Public platform focused on autonomous defense, AI, and quantum-enabled systems.

Quantum Drones Corp
Wholly owned Nevada subsidiary - the US contracting and procurement vehicle.

Headquarters
Norwalk, CT - US-domiciled operating footprint.

~$15M
WARRANT-EXERCISE CAPITAL
Raised via existing holders exercising warrants - conviction capital, not a dilutive raise.

ATM Terminated
DILUTION FACILITY RETIRED
Voluntarily retired the standing dilution facility (Jun 12, 2026).

~$6M Insider
CEO CAPITAL INVESTED
Via restricted disclosed convertible preferred.

FULLY DISCLOSED

27.64M
Basic shares (as of July 2026)

27.64M + pref.*
As-converted, incl. convertible preferred

*Preferred conversion subject to shareholder approval.

Insider-funded, ATM retired, and fully disclosed - basic and as-converted. Built by holders, not sellers.

Quantum Cyber public filings and press releases. Ticker change per globenewswire.com news release dated March 13, 2026.

20 / 21

QUANTUM CYBER
NASDAQ · QUCY

THANK YOU

Capturing the autonomous supercycle.

A US-listed pure-play - aligned to what allied governments structurally need, and built by the engineers who have already fought this war.

INVESTOR RELATIONS
Arx Investor Relations
qucy@arxhq.com

COMPANY
quantum-cyber.ai
Norwalk, CT

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